Securities and Exchange Commission
                             Washington, D.C. 20549

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                                   Form 8-K

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                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2004

                      TRANSWORLD BENEFITS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                    000-32673               98-0218912
(State or other jurisdiction   (Commission File No.)      (IRS Employer
     of Jurisdiction)                                    Identification Number)

          18201 Von Karman Avenue, Suite 1170, Irvine California    92612
             (Address of principal executive offices)            (Postal Code)

        Registrant's telephone number, including area code: 949-975-0077

Item 4.  Changes in Registrant's Certifying Accountant

(a) Previous independent accountants

         (i) On February 16, 2004, the Registrant dismissed Corbin & Company, LLP from its position as the company's independent accountants.

         (ii) The audit report of Corbin & Company LLP dated October 10, 2003 for the year ended June 30, 2003 does not contain an adverse opinion, disclaimer of opinion or modification of the opinion other than one of a going concern.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audit for the most recent fiscal year and review of financial statements through February 16, 2004, there have been no disagreements with Corbin & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Corbin & Company, LLP would have caused them to make reference thereto in their report on the financial statements. Corbin and Company LLP did not review the Company's quarterly financial statements for the quarter ended December 31, 2003.

         (v) During the most recent fiscal year and through February 16, 2004, there have been no reportable events (as defined in Regulation S-K Item 304 (a ) (1)(v)).

         (vi) The Registrant requested that Corbin & Company LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b) New independent accountants

On March 24, 2004, the Registrant engaged De Leon & Company, PA of Pembrook Pines, Florida to audit its financial statements for the period ended June 30, 2004. During the two most recent fiscal years as well as the period through February 16, 2004 the Registrant has not consulted with De Leon & Company, PA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304
(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)
(1) (v) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

(c) Exhibits;

     Letter from Corbin & Company, LLP dated March 24, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Name: /s/ Charles Seven
                               -------------------------
                                         Charles Seven
                                         President



Date:   March 24, 2004